PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential High Yield Fund

A: PBHAX	B: PBHYX	C: PRHCX	Q: PHYQX	R: JDYRX	Z: PHYZX
SUMMARY PROSPECTUS • October 27, 2014 (as supplemented March 9, 2015)
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated October 27, 2014 (as supplemented March 9, 2015), as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated August 31, 2014, are all incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVES
The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with the Fund's primary investment objective of current income.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $50,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 26 of the Fund's Prospectus and in Rights of Accumulation on page 53 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	.43%	.43%	.43%	.43%	.43%	.43%
+ Distribution and service (12b-1) fees	.25	.75	1.00	None	.75	None
+ Other expenses	.14	.14	.14	.03	.14	.14
= Total annual Fund operating expenses	.82	1.32	1.57	.46	1.32	.57
– Fee waiver or expense reimbursement	None	None	None	None	(.25)	None
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement	.82	1.32	1.57	.46	1.07	.57
° The distributor of the Fund has contractually agreed through December 31, 2015 to reduce its distribution and service (12b-1) fees for Class R shares to an annual rate of .50% of the average daily net assets of the Class R shares. This waiver may not be terminated prior to December 31, 2015 without the prior approval of the Fund's Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1 Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
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MF110A

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$530	$700	$885	$1,418	$530	$700	$885	$1,418
Class B	$634	$718	$823	$1,389	$134	$418	$723	$1,389
Class C	$260	$496	$855	$1,867	$160	$496	$855	$1,867
Class Q	$47	$148	$258	$579	$47	$148	$258	$579
Class R	$109	$394	$700	$1,568	$109	$394	$700	$1,568
Class Z	$58	$183	$318	$714	$58	$183	$318	$714
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. To achieve the Fund's income objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in a diversified portfolio of high yield fixed-income instruments rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's), and instruments either rated by another major rating service or considered by us to be of comparable quality, that is, junk bonds. The term “investable assets” in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. While the Fund makes every effort to achieve its objectives, it can't guarantee success.
In determining which securities to buy and sell, the investment subadviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The investment subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and to try to decide whether the price of the issuer's security is under-valued or overvalued.
Principal Risks of Investing in the Fund. All investments have risks to some degree. Loss of money is a risk of investing in the Fund. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the US government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Fixed Income Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Market Risk. The securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser.
For more information on the risks of investing in this Fund, please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Fund's Past Performance. The following bar chart shows the Fund's performance for the Class A share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Best Quarter:		Worst Quarter:
15.58%	2nd Quarter 2009	-17.17%	4th Quarter 2008

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total returns of Class A shares from January 1, 2014 through September 30, 2014 was 3.17%.
Average Annual Total Returns % (including sales charges) (as of 12-31-13)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	1.43	15.94	7.39	-
Class C shares	5.16	15.89	7.32	-
Class Q shares	7.15	N/A	N/A	10.25 (10/31/2011)
Class R shares	6.69	16.37	N/A	7.89 (6/6/2005)
Class Z shares	7.23	16.97	8.22	-

Class A Shares % (including sales charges)
Return Before Taxes	2.14	15.58	7.43	-
Return After Taxes on Distributions	-0.64	12.39	4.51	-
Return After Taxes on Distribution and Sale of Fund Shares	1.16	11.07	4.54	-

° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Barclays U.S. Corporate High Yield 1% Issuer Capped Index	7.48	18.99	8.52	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper High Yield Funds Average	6.82	16.16	7.21	-
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Paul Appleby, CFA	Managing Director	1999
		Robert Cignarella, CFA	Managing Director	March 2014
		Michael J. Collins, CFA	Managing Director and Senior Investment Officer	2001
		Terence Wheat, CFA	Principal	2005
		Robert Spano, CFA, CPA	Principal	2007
		Ryan Kelly, CFA	Principal	2012
		Brian Clapp, CFA	Principal	2013
		Daniel Thorogood, CFA	Vice President	March 2014
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Fund shares through a financial services firm, the Fund, the Fund’s investment manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
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